Exhibit (A)(2)

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

ARTICLES SUPPLEMENTARY

THE UNIVERSAL INSTITUTIONAL FUNDS, INC., a Maryland corporation (the “Corporation”), does hereby certify to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

SECOND: The Board of Directors of the Corporation (the “Board of Directors”) adopted resolutions which:

(a) authorized the Corporation to liquidate the assets, and redeem all of the issued and outstanding shares, of the portfolios and classes of Common Stock of the Corporation, par value $0.001 per share (“Common Stock”) designated as Money Market Portfolio — Class I, Money Market Portfolio — Class II, Technology Portfolio — Class I and Technology Portfolio — Class II (collectively, the “Liquidated Portfolios”); and

(b) authorized the reduction to zero of the number of shares of Common Stock classified as shares of the Liquidated Portfolios, and elimination of the Liquidated Portfolios, effective upon completion of the redemption of all of the issued and outstanding shares of the Liquidated Portfolios.

THIRD: The redemption of all of the issued and outstanding shares of the Liquidated Portfolios has been completed and no shares of any of the Liquidated Portfolios are outstanding; and the number of shares of each of the Liquidated Portfolios has been reduced to zero resulting in the decrease in the aggregate number of shares of Common Stock which the Corporation has authority to issue from 26,000,000,000 shares of Common Stock to 23,000,000,000 shares of Common Stock.

FOURTH: As of immediately before the decrease in the number of authorized shares of stock of certain classes and the aggregate number of shares of stock of all classes, as set forth above, the total number of shares of stock of all classes that the Corporation had authority to issue was twenty-six billion (26,000,000,000) shares of Common Stock, having an aggregate par value of twenty-six million dollars ($26,000,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED
Money Market Portfolio Class I	1,000,000,000 shares
Money Market Portfolio Class II	1,000,000,000 shares
Fixed Income Portfolio Class I	500,000,000 shares
Fixed Income Portfolio Class II	500,000,000 shares

High Yield Portfolio Class I	500,000,000 shares
High Yield Portfolio Class II	500,000,000 shares
International Fixed Income Portfolio Class I	500,000,000 shares
International Fixed Income Portfolio Class II	500,000,000 shares
Emerging Markets Debt Portfolio Class I	500,000,000 shares
Emerging Markets Debt Portfolio Class II	500,000,000 shares
Balanced Portfolio Class I	500,000,000 shares
Balanced Portfolio Class II	500,000,000 shares
Multi-Asset-Class Portfolio Class I	500,000,000 shares
Multi-Asset-Class Portfolio Class II	500,000,000 shares
Equity Growth Portfolio Class I	500,000,000 shares
Equity Growth Portfolio Class II	500,000,000 shares
Value Portfolio Class I	500,000,000 shares
Value Portfolio Class II	500,000,000 shares
Core Equity Portfolio Class I	500,000,000 shares
Core Equity Portfolio Class II	500,000,000 shares
Mid Cap Growth Portfolio Class I	500,000,000 shares
Mid Cap Growth Portfolio Class II	500,000,000 shares
U.S. Mid Cap Value Portfolio Class I	500,000,000 shares
U.S. Mid Cap Value Portfolio Class II	500,000,000 shares
U.S. Real Estate Portfolio Class I	500,000,000 shares
U.S. Real Estate Portfolio Class II	500,000,000 shares
Global Value Equity Portfolio Class I	500,000,000 shares
Global Value Equity Portfolio Class II	500,000,000 shares
International Magnum Portfolio Class I	500,000,000 shares
International Magnum Portfolio Class II	500,000,000 shares
Emerging Markets Equity Portfolio Class I	500,000,000 shares
Emerging Markets Equity Portfolio Class II	500,000,000 shares
Asian Equity Portfolio Class I	500,000,000 shares
Asian Equity Portfolio Class II	500,000,000 shares
Technology Portfolio Class I	500,000,000 shares
Technology Portfolio Class II	500,000,000 shares
Targeted Duration Portfolio Class I	500,000,000 shares
Targeted Duration Portfolio Class II	500,000,000 shares
Investment Grade Fixed Income Portfolio Class I	500,000,000 shares
Investment Grade Fixed Income Portfolio Class II	500,000,000 shares
Capital Preservation Portfolio Class I	500,000,000 shares
Capital Preservation Portfolio Class II	500,000,000 shares
Global Franchise Portfolio Class I	500,000,000 shares
Global Franchise Portfolio Class II	500,000,000 shares
Equity and Income Portfolio Class I	500,000,000 shares
Equity and Income Portfolio Class II	500,000,000 shares

Small Company Growth Portfolio Class I	500,000,000 shares

Small Company Growth Portfolio Class II	500,000,000 shares
Global Real Estate Portfolio Class II	500,000,000 shares
International Growth Equity Portfolio Class II	500,000,000 shares
Total	26,000,000,000 shares

FIFTH: After giving effect to the decrease in the number of authorized shares of stock of certain classes and the aggregate number of shares of stock of all classes, as set forth above, the total number of shares of stock of all classes that the Corporation has authority to issue is twenty-three billion (23,000,000,000) shares of Common Stock, having an aggregate par value of twenty-three million dollars ($23,000,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED
Fixed Income Portfolio Class I	500,000,000 shares
Fixed Income Portfolio Class II	500,000,000 shares
High Yield Portfolio Class I	500,000,000 shares
High Yield Portfolio Class II	500,000,000 shares
International Fixed Income Portfolio Class I	500,000,000 shares
International Fixed Income Portfolio Class II	500,000,000 shares
Emerging Markets Debt Portfolio Class I	500,000,000 shares
Emerging Markets Debt Portfolio Class II	500,000,000 shares
Balanced Portfolio Class I	500,000,000 shares
Balanced Portfolio Class II	500,000,000 shares
Multi-Asset-Class Portfolio Class I	500,000,000 shares
Multi-Asset-Class Portfolio Class II	500,000,000 shares
Equity Growth Portfolio Class I	500,000,000 shares
Equity Growth Portfolio Class II	500,000,000 shares
Value Portfolio Class I	500,000,000 shares
Value Portfolio Class II	500,000,000 shares
Core Equity Portfolio Class I	500,000,000 shares
Core Equity Portfolio Class II	500,000,000 shares
Mid Cap Growth Portfolio Class I	500,000,000 shares
Mid Cap Growth Portfolio Class II	500,000,000 shares
U.S. Mid Cap Value Portfolio Class I	500,000,000 shares
U.S. Mid Cap Value Portfolio Class II	500,000,000 shares
U.S. Real Estate Portfolio Class I	500,000,000 shares
U.S. Real Estate Portfolio Class II	500,000,000 shares
Global Value Equity Portfolio Class I	500,000,000 shares
Global Value Equity Portfolio Class II	500,000,000 shares
International Magnum Portfolio Class I	500,000,000 shares
International Magnum Portfolio Class II	500,000,000 shares
Emerging Markets Equity Portfolio Class I	500,000,000 shares

Emerging Markets Equity Portfolio Class II	500,000,000 shares
Asian Equity Portfolio Class I	500,000,000 shares
Asian Equity Portfolio Class II	500,000,000 shares
Targeted Duration Portfolio Class I	500,000,000 shares
Targeted Duration Portfolio Class II	500,000,000 shares
Investment Grade Fixed Income Portfolio Class I	500,000,000 shares
Investment Grade Fixed Income Portfolio Class II	500,000,000 shares
Capital Preservation Portfolio Class I	500,000,000 shares
Capital Preservation Portfolio Class II	500,000,000 shares
Global Franchise Portfolio Class I	500,000,000 shares
Global Franchise Portfolio Class II	500,000,000 shares
Equity and Income Portfolio Class I	500,000,000 shares
Equity and Income Portfolio Class II	500,000,000 shares
Small Company Growth Portfolio Class I	500,000,000 shares
Small Company Growth Portfolio Class II	500,000,000 shares
Global Real Estate Portfolio Class II	500,000,000 shares
International Growth Equity Portfolio Class II	500,000,000 shares
Total	23,000,000,000 shares

SIXTH: The number of shares of stock of certain classes, and the aggregate number of shares of all classes, that the Corporation has authority to issue has been decreased, as described above, by the Board of Directors in accordance with Section 2-105(c) of the Maryland General Corporation Law.

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IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this 10th day of April, 2008.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

By:	/s/ Ronald E. Robison
Ronald E. Robison
President

ATTEST:

/s/ Mary E. Mullin
Mary E. Mullin
Secretary

THE UNDERSIGNED, President of THE UNIVERSAL INSTITUTIONAL FUNDS, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

/s/ Ronald E. Robison
Ronald E. Robison
President